UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2026

GOSSAMER BIO, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38796	47-5461709
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3115 Merryfield Row, Suite 120
San Diego, California, 92121

(Address of Principal Executive Offices) (Zip Code)
(858) 684-1300
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GOSS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following is a brief description of the matter voted upon at the special meeting of stockholders of Gossamer Bio, Inc. (the “Company”) held on October 27, 2026 (the “Special Meeting”) and the number of votes cast for or against, the number of abstentions and the number of broker non-votes with respect to the matter, as applicable. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Company’s definitive proxy statement relating to the Special Meeting, dated as of and filed with the U.S. Securities and Exchange Commission on September 16, 2026 (the “Proxy Statement”).
The approval, in accordance with Nasdaq Listing Rules 5635(c) and 5635(d), of the potential issuance of shares of the Company's common stock, par value $0.0001 per share (the “Common Stock”), pursuant to the Securities Purchase Agreement, dated August 20, 2026, by and among the Company and the purchasers party thereto (the “Purchase Agreement”), including shares of Common Stock issuable upon (i) the exercise of the Pre-Funded Warrants issued or issuable pursuant to the Purchase Agreement, (ii) the exercise of the FDA Approval Warrants issuable pursuant to the Purchase Agreement, and (iii) the conversion of shares of the Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series A-3 Preferred Stock, in each case issuable upon exercise of the Pre-Funded Warrants and the FDA Approval Warrants, as applicable, including shares of Common Stock issuable to certain executive officers and directors of the Company, which issuances of Common Stock would, in the aggregate, exceed 20% of the number of shares of Common Stock issued and outstanding immediately prior to the Initial Closing pursuant to the Purchase Agreement, as described in Proposal No. 1 in the Proxy Statement. The proposal was approved by the votes indicated:

For	Against	Abstain	Broker Non-Votes
2,808,000	37,814	29,441	-

Because the Company’s stockholders approved the foregoing proposal, a vote on the proposal to adjourn the Special Meeting, as described in the Proxy Statement, was not called during the Special Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOSSAMER BIO, INC.

Date: October 28, 2026	By:	/s/ Christian Waage
Christian Waage
Executive Vice President and General Counsel